UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2020

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant.
On June 3, 2020, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm of Barings BDC, Inc. (the “Company”), and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) accepted the resignation of E&Y effective as of that date. The reports of E&Y on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2019 and 2018 and through June 3, 2020, there were (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.
The Company has provided E&Y with a copy of this Current Report on Form 8-K and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether E&Y agrees with the statements herein as they relate to E&Y. A copy of E&Y’s letter dated June 3, 2020 is attached as Exhibit 16.1 hereto.
On June 3, 2020, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) to serve as the Company’s registered public accounting firm, effective as of June 3, 2020, for the fiscal year ending December 31, 2020 (the “2020 Audit Period”).
During the fiscal years ended December 31, 2019 and 2018 and through June 3, 2020, neither the Company nor anyone on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Prior to the Audit Committee’s engagement of KPMG to serve as the Company’s registered public accounting firm for the 2020 Audit Period, KPMG conducted an independence assessment with respect to the engagement with the Company as an audit client for such audit period. During the independence assessment, KPMG noted that the then-current Chair of the Audit Committee (the “Former Partner”) previously served as an office Managing Partner at KPMG until his retirement in 2016. While a partner at KPMG, the Former Partner did not provide any audit, tax or advisory services to the Company or any other affiliate of Barings LLC. However, the Former Partner did maintain an interest in, and received payments under, certain of KPMG’s unfunded retirement plans, including during the 2020 Audit Period.
Under SEC Regulation S-X, Rule 2-01(c)(2)(iii), in part, an accountant is not independent if, at any point during the audit and professional engagement period, the accountant has an employment relationship with an audit client, such as a former partner in a financial reporting oversight role at an audit client, unless the individual has no financial arrangement with the accounting firm other than one pursuant to a fully funded retirement plan, rabbi trust, or similar vehicle. KPMG was not independent as required under the above-mentioned rule because the Former Partner maintained an interest in, and received payments under, the above-described unfunded retirement plans during the 2020 Audit Period. However, prior to being engaged to perform its audit in accordance with the standards of the Public Company Accounting Oversight Board, KPMG severed its financial arrangement with the Former Partner by fully funding its unfunded retirement plans’ obligations to the Former Partner in a rabbi trust. The aggregate amounts due from KPMG to the Former Partner under the retirement plans were not individually material to either the Company or to KPMG.
In addition, (1) the Former Partner has not been involved in any activities, including but not limited to discussing and determining the fair value of the Company’s portfolio securities, that have placed him in a position to exercise influence over the contents of any of the Company’s financial statements for periods during the 2020 Audit Period; (2) the Former Partner did not participate in any discussions with KPMG regarding the Company’s engagement of KPMG to serve as the Company’s auditor for the 2020 Audit Period and was neither involved in nor had influence over the Audit Committee’s independent auditor retention and oversight responsibilities with respect to KPMG’s engagement for the 2020 Audit Period; (3) prior to KPMG’s engagement to provide audit services to the Company for the 2020 Audit Period, the Former Partner resigned from his positions as a member and the Chair of the Audit Committee (and the Company appointed a new chair of the Audit Committee who meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 and who has been determined to be an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K) and, as such, the Former Partner will not (a) have any decision-making authority in respect of, or influence over, the Audit Committee’s independent auditor retention and oversight responsibilities with respect to KPMG’s engagement for the 2020 Audit Period, or (b) be involved in any Audit Committee activities, including but not limited to discussing and determining the fair value of the Company’s portfolio securities, that will place him in a position to exercise influence over the contents of any of the Company’s financial statements for periods during the 2020 Audit Period. While the Former Partner will continue to serve on the Board, in order to fully implement the above measures, the Former Partner will not participate in Board discussions and approvals relating to (i) the Company’s financial statements for periods during the 2020 Audit Period, including with respect to the determination of the fair value of the Company’s portfolio securities, and (ii) matters regarding auditor retention and oversight responsibilities with respect to KPMG’s engagement for the 2020 Audit Period. In addition, KPMG’s engagement team will not have any interaction with the Former Partner as it relates to the Company’s financial statements for the 2020 Audit Period. Furthermore, the KPMG partners on the Company’s audit team for the 2020 Audit Period will be staffed out of offices other than the KPMG office at which the Former Partner served as a Managing Partner, none of the KPMG partners assigned to lead and manage the Company’s audit for the 2020 Audit Period have been supervised by the Former Partner, and the lead audit engagement partner from KPMG has never met, or had any relationship with, the Former Partner.
KPMG considered specifically the facts and circumstances above, among others, and concluded that it is capable of exercising objective and impartial judgment on all issues encompassed within KPMG’s engagement with the Company as an audit client for the 2020 Audit Period. After taking into consideration the facts and circumstances stated above and KPMG’s determination, the Audit Committee concluded that KPMG’s objectivity and ability to exercise impartial judgment has not been impaired and, as a result, approved the engagement of KPMG to serve as the Company’s registered public accounting firm for the 2020 Audit Period.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated June 3, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: June 3, 2020	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer